Exhibit 10.1
AIR COMMERCIAL REAL ESTATE ASSOCIATION
STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - - GROSS
(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.           Basic Provisions ("Basic Provisions").
1.1           Parties: This Lease ("Lease"), dated for reference purposes only          June 18, 2009
is made by and between   CNH, LLC, a California limited liability company
                                                                                                                                                                                                                             ("Lessor")
and Biomerica, Inc., a Delaware corporation
                                                                                                                                                                                                                              ("Lessee"),
(collectively the "Parties," or individually a "Party").

1.2           Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as  17571 Von Karman Ave, Irvine
located in the County of  Orange                                            , State of  California
and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project)
A freestanding industrial building of approximately 21,011 square feet (the 'Building')
as depicted on Exhibit A
                                                                                                                                                                                             ("Premises").  (See also Paragraph 2)
1.3           Term:                       7                       years and                       -0-                       months ("Original Term") commencing September 1, 2009
("Commencement Date") and ending August 31, 2016                                              ("Expiration Date").
 (See also Paragraph 3)
1.4           Early Possession:  N/A                                                                    ("Early Possession Date").
(See also Paragraphs 3.2 and 3.3)
1.5           Base Rent: $18, 490.00                                          per month ("Base Rent"), payable on the first (1st)
day of each month commencing September 1, 2009
                                                                                                                                                                                                                             (See also Paragraph 4)
☑           If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.
1.6           Base Rent and Other Monies Paid Upon Execution:
(a)           Base Rent: $18,490.00                          for the period  September 1-30, 2009

(b) Security Deposit: $22,080.00                         ("Security Deposit"). (See also Paragraph 5)
(c) Association Fees: $0.00                       for the period not applicable
(d) Other: $0.00                        for not applicable

(e) Total Due Upon Execution of this Lease: $40,568 ..00
1.7           Agreed Use:  General office, assembly, manufacturing and distribution of medical
devices                                                                                                                                                                                              (See also Paragraph 6)

1.8           Insuring Party: Lessor is the "Insuring Party". The annual "Base Premium" is $1,382.00                       (See also Paragraph 8)
1.9           Real Estate Brokers: (See also Paragraph 15)
(a) Representation: The following real estate brokers (the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):
☐	Lee & Associates®-Newport Beach, Inc. represents Lessor exclusively ("Lessor's Broker");
☑	Lee & Associates®-Orange, Inc. - Jon Passafiume represents Lessee exclusively ("Lessee's Broker"); or
☐	represents both Lessor and Lessee ("Dual Agency").
(b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to
in their separate written agreement (or if there is no such agreement, the sum of                        or                        % of the total Base Rent) for the
brokerage services rendered by the Brokers.
1.10           Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by  N/A
                                                                                                                                                                                                                             ("Guarantor"). (See also Paragraph 37)
1.11           Attachments. Attached hereto are the following, all of which constitute a part of this Lease:
☑ an Addendum consisting of Paragraphs 51                       through 60                      ;
☑ a plot plan depicting the Premises;
☐ a current set of the Rules and Regulations;
☐ a Work Letter;
☑ other (specify): a plot plan showing the Common Areas and the 3 building owned by Lessor

2.           Premises.
2.1           Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not

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©2001 - AIR COMMERCIAL REAL ESTATE ASSOCIATION		FORM STG-11-6/07E